TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio

TDAM Municipal Portfolio

TDAM California Municipal Money Market Portfolio

TDAM New York Municipal Money Market Portfolio

(all share classes)

Supplement dated July 17, 2012 to the Prospectuses

dated February 28, 2012, as amended to date (each, a “Prospectus”)

The section of each Prospectus entitled “SUMMARY – TDAM Money Market Portfolio – Investment Strategies” is amended by adding the following disclosure after the second sentence of the third paragraph of such section:

The Money Market Portfolio may also invest in short-term, high quality obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The municipal securities in which the Money Market Portfolio may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Although the income from many municipal securities is exempt from regular federal income tax, the Money Market Portfolio may invest in taxable municipal securities. The Money Market Portfolio does not anticipate that its investments in tax-exempt municipal securities will reach the level required by applicable law to permit it to make distributions to shareholders that are, in whole or in part, exempt from regular federal income tax.

The sections of each Prospectus entitled “SUMMARY – TDAM Municipal Portfolio – Investment Strategies,” “SUMMARY – TDAM California Municipal Money Market Portfolio – Investment Strategies” and “SUMMARY – TDAM New York Municipal Money Market Portfolio – Investment Strategies” are amended by adding the following disclosure to the end of the third paragraph of each such section:

The municipal securities in which the Portfolio may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

The sections of each Prospectus entitled “SUMMARY – TDAM Money Market Portfolio – Principal Risks,” “SUMMARY – TDAM Municipal Portfolio – Principal Risks,” “SUMMARY – TDAM California Municipal Money Market Portfolio – Principal Risks” and “SUMMARY – TDAM New York Municipal Money Market Portfolio – Principal Risks” are amended by adding the following risk factor to each such section:

Municipal Securities Risk – Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE

(please turn over)

The section of each Prospectus entitled “DETAILS ABOUT THE PORTFOLIOS – Investment Strategies – Money Market Portfolio” is amended by adding the following disclosure after the second sentence of such section:

The Money Market Portfolio may also invest in short-term, high quality obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The municipal securities in which the Money Market Portfolio may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Although the income from many municipal securities is exempt from regular federal income tax, the Money Market Portfolio may invest in taxable municipal securities. The Money Market Portfolio does not anticipate that its investments in tax-exempt municipal securities will reach the level required by applicable law to permit it to make distributions to shareholders that are, in whole or in part, exempt from regular federal income tax.

The section of each Prospectus entitled “DETAILS ABOUT THE PORTFOLIOS – Investment Strategies – Municipal Portfolio, California Portfolio and New York Portfolio” is amended by adding the following disclosure at the end of the first paragraph of such section:

The municipal securities in which the Portfolio may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

The section of each Prospectus entitled “DETAILS ABOUT THE PORTFOLIOS – Principal Risks” is amended by adding the following paragraph:

Because each Portfolio (other than the U.S. Government Portfolio) may invest a significant portion of its assets in municipal securities, it will be subject to risks associated with municipal securities. Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

®/ The TD logo and other trade-marks are the property of The Toronto-Dominion Bank or a wholly-owned subsidiary, in Canada and/or other countries.